Exhibit 10.86(b)

AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER MOTOR VEHICLE

OPERATING LEASE AGREEMENT

(GROUP I)

dated as of December 3, 2010

between

CENTRE POINT FUNDING, LLC,

as Lessor,

BUDGET TRUCK RENTAL, LLC,

as Administrator

as Lessee

and

AVIS BUDGET CAR RENTAL, LLC,

as Guarantor

AMENDMENT NO. 1

TO AMENDED AND RESTATED MASTER MOTOR VEHICLE OPERATING

LEASE AGREEMENT (GROUP I)

This AMENDMENT NO. 1 TO AMENDED AND RESTATED MASTER MOTOR VEHICLE OPERATING LEASE AGREEMENT (GROUP I), dated December 3, 2010 (this “Amendment”) is between CENTRE POINT FUNDING, LLC (“CPF”) (f/k/a Budget Truck Funding, LLC), a Delaware limited liability company (the “Lessor”), BUDGET TRUCK RENTAL LLC, a Delaware limited liability company (“BTR”), as lessee (the “Lessee”) and as administrator (the “Administrator”), and AVIS BUDGET CAR RENTAL, LLC, a Delaware limited liability company (“ABCR”), as guarantor (the “Guarantor”). This Amendment amends that certain Amended and Restated Master Motor Vehicle Operating Lease Agreement, dated as of March 9, 2010 (the “Existing Lease”), by and among CPF, BTR and ABCR.

RECITALS:

WHEREAS, the parties hereto wish to amend the Existing Lease as provided herein;

WHEREAS, pursuant to Section 24 of the Lease, the Existing Lease may be modified or amended in accordance the requirements of such Section, and pursuant thereto the Trustee and the Required Noteholders, as required, have consented in writing to the amendments effected by this Amendment;

WHEREAS, pursuant to the Series 2006-1 Supplement (as defined below), the Eligible Truck Appendix may be amended in accordance with Section 12.1 of the Base Indenture (as defined below) and Section 12.11 of the Series 2006-1 Supplement;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

Section 1.1. Terms Defined in Existing Lease, Series Supplement or Base Indenture. Unless otherwise specified herein, capitalized terms used herein (including the preamble and recitals hereto) shall have the meanings ascribed to such terms in the Existing Lease, the Series 2006-1 Supplement or the Definitions List attached as Annex 1 to the Amended and Restated Base Indenture, dated as of March 9, 2010 (the “Base Indenture”), between the Lessor, as issuer, and The Bank of New York Mellon Trust Company, N.A., as Trustee, as such Definitions List may from time to time be amended in accordance with the Base Indenture.

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ARTICLE II.

Amendments

Section 2.1. Amendments to Article 2: General Agreement.

(a) Lease of Group I Trucks. Section 2.1 is hereby amended (i) by adding the words “or contributed to Lessor by BRAC to be leased to the Lessee” after the words “each additional Group I Truck purchased by the Lessee as agent for the Lessor” contained in clause (ii) of such section and (ii) by adding the text “; provided, however, that the Lessor shall be permitted to lease to the Lessee Group I Trucks that do not satisfy clauses (ii) and (iii) of the definition of Eligible Trucks, so long as the Titling Procedures and the Titling Certification Requirements for such Group I Trucks have been satisfied” at the end of the penultimate sentence thereof.

(b) Right of Lessee to Act as Lessor’s Agent. Section 2.2(b) is hereby amended (i) by adding the words “or contribution thereof to the Lessor” after the words “upon the acquisition thereof” contained in clause (b) of such section and (ii) by adding the words “or contribution thereof” after the words “after such acquisition” contained in the parenthetical in clause (b) of such section.

(c) Payment of Purchase Price by Lessor. Section 2.3 is hereby amended by adding the words “(other than, for the avoidance of doubt, any Group I Truck that has been contributed to the Lessor by BRAC)” after the words “any new Group I Truck” in the first clause of such section.

(d) Eligible Trucks. Section 2.7.5 is hereby amended by adding the text “; provided, however, that, solely for purposes of Section 2.1 and this Section 2.7.5, clauses (ii) and (iii) of the definition of “Eligible Truck” in the Indenture shall be deemed satisfied with respect to such truck if the Titling Procedures and Titling Certification Requirements for such truck have been satisfied” at the end thereof.

Section 2.2. Amendments to Article 3: Term. Section 3.1 is hereby amended (i) by adding the words “the date such Group I Truck is contributed to the Lessor or” after the phrase “(a) the date referenced in the Vehicle Acquisition Schedule with respect to such Group I Truck, and (b)” and (ii) by (x) deleting the text “42 months” and inserting the text “72 months” in lieu thereof and (y) deleting the text “54 months” and inserting the text “96 months” in lieu thereof.

Section 2.3. Amendments to Article 18: Default and Remedies Therefor. Section 18.7 is hereby amended by (x) inserting the text “(other than any Group I Truck that is an Eligible Truck solely by reason of the proviso to the definition of Eligible Trucks)” after the phrase “included in the Borrowing Base” in the first sentence thereof, (y) inserting the text “(or, the Lessee or the Guarantor obtains actual knowledge that the Titling Procedures have not been properly satisfied with respect to any Group I Truck included in the Borrowing Base)” after the phrase “Certificate of Title for such Group I Truck” in the first sentence thereof, and (z) inserting the text “(or any such Group I Truck with respect to which the Titling Procedures have not been properly satisfied)” at the end of the second sentence thereof.

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Section 2.4 Amendments to Attachment A: Information Relating to Group I Trucks. Attachment A of the Existing Lease is hereby amended by deleting Attachment A attached thereto on the date hereof and substituting in replacement thereof Attachment A as set forth in Exhibit A to this Amendment.

Section 2.5 Amendments to Attachment E: Termination Value Curve Schedule. Attachment E of the Existing Lease is hereby amended by deleting Attachment E attached thereto on the date hereof and substituting in replacement thereof Attachment E as set forth in Exhibit B to this Amendment.

ARTICLE III.

Miscellaneous

Section 3.1. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any of the parties hereto under the Lease, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Lease, all of which are hereby ratified and affirmed in all respects by each of the parties hereto and shall continue in full force and effect.

Section 3.2. Condition to Effectiveness. This Amendment shall become effective as of the date hereof only upon receipt by the Administrative Agent under the Second Amended and Restated Series 2006-1 Supplement to the Base Indenture, dated as of the date hereof (the “Series 2006-1 Supplement”) of the letter from Moody’s described in Section 7.2(f) of the Series 2006-1 Supplement.

Section 3.3. Waiver of Notice. Each of the parties hereto waives any prior notice and any notice period that may be required by any other agreement or document in connection with the execution of this Amendment.

Section 3.4. Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 3.5. Governing Law. THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment. All obligations of the Guarantor and the Lessee and all rights of the Lessor or the Trustee expressed herein shall be in addition to and not in limitation of those provided by applicable law or in any other written instrument or agreement.

Section 3.6. Jury Trial. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO

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ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT OR ANY OTHER RELATED DOCUMENT TO WHICH IT IS A PARTY, OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION THEREWITH OR ARISING FROM ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT OR ANY RELATED TRANSACTION, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

Section 3.7. Headings. Section headings used in this Amendment are for convenience of reference only and shall not affect the construction of this Amendment.

Section 3.8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same Amendment.

Section 3.9. No Recourse. The obligations of the Lessor under this Agreement are solely the corporate obligations of the Lessor. No recourse shall be had for the payment of any obligation or claim arising out of or based upon this Agreement against any shareholder, partner, employee, officer, director or incorporator of the Lessor.

Section 3.10 Trustee Direction. By their respective signatures to their respective acknowledgment and consent hereto, Riverside Funding LLC and Atlantic Asset Securitization LLC hereby authorize, instruct and direct the Trustee to irrevocably and unconditionally consent to the execution and delivery, and performance by each of the parties hereto, of this Amendment.

Section 3.11 Certification. The Administrative Agent, by its signature to its acknowledgment and consent hereto, hereby certifies and confirms that Riverside Funding LLC and Atlantic Asset Securitization LLC collectively represent 100% of the Series 2006-1 Noteholders.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LESSOR:

CENTRE POINT FUNDING, LLC

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address:

6 Sylvan Way Parsippany, NJ 07054 Attention: Treasurer Telephone: (973) 496-7312 Fax: (973) 496-5852

LESSEE:

BUDGET TRUCK RENTAL, LLC

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address:

1 Campus Drive Parsippany, NJ 07054 Attention: Treasurer Telephone: (973) 496-5285 Fax: (973) 496-5852

ADMINISTRATOR:

BUDGET TRUCK RENTAL LLC

By:	/s/ David B. Wyshner
	Name:	David B. Wyshner
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Address:

6 Sylvan Way Parsippany, NJ 07054 Attention: Treasurer Telephone: (973) 496-5285 Fax: (973) 496-5852

GUARANTOR:

AVIS BUDGET CAR RENTAL, LLC

By:	/s/ Rochelle Tarlowe
	Name:	Rochelle Tarlowe
	Title:	Vice President and Treasurer

Address:

One Campus Drive Parsippany, NJ 07054 Attention: Treasurer Telephone: (973) 496-7312 Fax: (973) 496-5852

Acknowledged And Consented To As Of The Date Hereof

DEUTSCHE BANK SECURITIES, INC., as Administrative Agent

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Director

By:	/s/ Amit Patel
Name:	Amit Patel
Title:	Vice President

RIVERSIDE FUNDING LLC, as a CP Conduit Purchaser

By:	/s/ Jill A. Russo
Name:	Jill A. Russo
Title:	Vice President

DEUTSCHE BANK SECURITIES, INC., as a Funding Agent

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Director

By:	/s/ Amit Patel
Name:	Amit Patel
Title:	Vice President

DEUTSCHE BANK AG, New York Branch, as an APA Bank

By:	/s/ Amy Jo Pitts
Name:	Amy Jo Pitts
Title:	Director

By:	/s/ Amit Patel
Name:	Amit Patel
Title:	Vice President

ATLANTIC ASSET SECURITIZATION LLC, as a CP Conduit Purchaser

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Koumpetis
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Funding Agent

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Koumpetis
Title:	Managing Director

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as an APA Bank

By:	/s/ Sam Pilcer
Name:	Sam Pilcer
Title:	Managing Director

By:	/s/ Kostantina Kourmpetis
Name:	Kostantina Koumpetis
Title:	Managing Director

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., not in its individual capacity, but solely as Trustee, as Series 2006-1 Agent and as Securities Intermediary

By:	/s/ Sally R. Tokich
Name:	Sally R. Tokich
Title:	Senior Associate

EXHIBIT A

Attachment A

Information Relating to Group I Trucks

Exhibit B

Attachment E

Termination Value Curve Schedule